BRIGHTHOUSE FUNDS TRUST I
SUPPLEMENT DATED JUNE 27, 2025
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED APRIL 28, 2025, AS SUPPLEMENTED
Brighthouse/Eaton Vance Floating Rate Portfolio
Effective immediately, Peter Campo will serve as a portfolio manager of Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. As of April 30, 2024, Mr. Campo did not beneficially own any equity securities of the Portfolio. The following changes are made to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Portfolio.
Effective immediately, in the Portfolio Summary of the Summary Prospectus and the Prospectus, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted and replaced with the following:
Portfolio Managers.
Peter Campo, CFA, Vice President and Portfolio Manager, has managed the Portfolio since June 2025. Ralph H. Hinckley, Jr., CFA, Vice President and Portfolio Manager, has managed the Portfolio since February 2025. Michael J. Turgel, CFA, Vice President and Portfolio Manager, has managed the Portfolio since September 2020.
Effective immediately, in the section entitled “Additional Information About Management – The Subadviser” of the Prospectus, the following paragraph is added after the fifth paragraph of the section:
Peter Campo, CFA, is Vice President and a Portfolio Manager of Eaton Vance’s Bank Loan funds. Mr. Campo has been a member of Eaton Vance’s Bank Loan Team since joining Eaton Vance in June 2025. Prior to joining Eaton Vance, Mr. Campo worked at Goldman Sachs as Global Co-Head of High Yield & Bank Loan Credit since March 2018. Prior to joining Goldman Sachs Mr. Campo served for more than 15 years as a Portfolio Manager and senior credit analyst on the Floating-Rate Loan team at Eaton Vance.
Effective immediately, in the Portfolio’s “Other Accounts Managed” table in Appendix C of the SAI, the information with respect to Andrew N. Sveen is deleted and the following information with respect to Mr. Campo and Mr. Hinckley is added immediately above the information included therein with respect to Mr. Turgel:
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category

Peter Campo, CFA[1]	Registered Investment Companies	0	N/A	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	0	N/A	0	N/A

Ralph H. Hinckley, Jr., CFA[2]	Registered Investment Companies	8	$26,883,159,141	0	N/A
	Other Pooled Investment Vehicles	9	$5,067,272,031	0	N/A
	Other Accounts	3	$48,497,261	0	N/A
1 Other accounts managed information is as of April 30, 2025.
2 Other accounts managed information is as of December 31, 2024.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE